SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported): October 30, 2003

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200
(Registrant’s telephone number, including area code)

Item 5.                                                           Other Events and Regulation FD Disclosure

On October 30 2003, WJ Communications, Inc., (the “Company”) issued a press release announcing that it has filed a Form S-3 shelf registration statement with the Securities and Exchange Commission.  A copy of the press release is attached to this report as Exhibit 99.

Item 7.                                                           Financial Statements and Exhibits

(c) Exhibits

99                                    Press Release dated October 30, 2003 announcing the Company’s filing of a Form S-3 shelf registration statement with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

	By:	/s/ FRED J. KRUPICA
Fred J. Krupica
Chief Financial Officer
(principal financial officer)

Dated: October 30, 2003